Exhibit 99.1


     CERTIFICATION PURSUANT TO
     18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO
     SECTION 906 OF THE
     SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Dionics, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:     May 14, 2003        /s/ Bernard Kravitz
                              Bernard Kravitz,
                              President and Chief Executive
                              Officer (Principal Executive
                              Officer)

Date:     May 14, 2003        /s/ Bernard Kravitz
                              Bernard Kravitz,
                              Principal Financial Officer